SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 13, 2012 (November 27, 2012)

Universal Display Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-12031	23-2372688
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

375 Phillips Boulevard
Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (609) 671-0980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 27, 2012, the Registrant entered into Amendment No. 8 to the Commercial Supply Agreement with LG Display Co., Ltd.  Under the agreement, the Registrant extended the term of the agreement through October 31, 2013.  Thereafter, the agreement shall automatically renew for additional twelve month periods, unless terminated as provided for under the terms of the agreement.

            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

Dated: December 13, 2012	By: /s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary